Exhibit 10.1
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of November 17, 2022, by and among SPECTRUM BRANDS, INC., a Delaware corporation (the “Lead Borrower”), ROYAL BANK OF CANADA, as administrative agent (in such capacity, the “Administrative Agent”) under the Loan Documents, and the Revolving Lenders party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Amended and Restated Credit Agreement, dated as of June 23, 2015, and as amended and restated as of June 30, 2020, by and among the Lead Borrower, SB/RH HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), the Administrative Agent, each lender from time to time party thereto and the other parties thereto (as the same has been amended, restated, supplemented and/or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Fourth Amendment and as may be further amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”).
W I T N E S S E T H :
WHEREAS, the Lead Borrower has entered into a definitive Asset and Stock Purchase Agreement dated as of September 8, 2021 (as amended or otherwise modified from time to time, the “HHI ASPA”) with ASSA ABLOY AB, a company incorporated under the laws of Sweden, to sell its Hardware and Home Improvement segment for cash proceeds of $4,300,000,000, subject to customary purchase price adjustments (the “HHI Sale”), and the Lead Borrower needs additional time and flexibility in its operations to complete the HHI Sale;
WHEREAS, Section 9.02 of the Credit Agreement permits, among other things, certain amendments to the Credit Agreement solely with the consent of the Required Revolving Lenders (and without the consent of the Required Lenders or any other Lender);
NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the Lead Borrower, the Administrative Agent and the Revolving Lenders party hereto (which constitute the Required Revolving Lenders) hereby agree as follows:
SECTION 1.Amendments to Existing Credit Agreement.
(a)Section 1.01 of the Existing Credit Agreement is, effective as of the Fourth Amendment Effective Date (as defined below), hereby amended to insert each of the following definitions in the appropriate alphabetical order:
“Fourth Amendment” means the Fourth Amendment to this Agreement, dated as of November 17, 2022, by and among the Lead Borrower, the Administrative Agent and the Revolving Lenders party thereto.
“Fourth Amendment Effective Date” means November 17, 2022.
“HHI ASPA” has the meaning assigned to such term in the Fourth Amendment.
“Trigger Event” has the meaning assigned to such term in Section 6.15(a).
(b)Section 6.15(a) of the Existing Credit Agreement is, effective as of the Fourth Amendment Effective Date, hereby amended and restated in its entirety as follows:
“(a)    Total Net Leverage Ratio. With respect to the Revolving Facility only, on the last day of any Test Period (each, a “Test Date”) (it being understood and agreed that this Section 6.15 shall not apply until the last day of the first Fiscal Quarter ending after the Closing Date), the Lead Borrower shall not permit the Total Net Leverage Ratio to be greater than (x) 7.00:1.00, with respect to any Test Date occurring (i) after the Fourth Amendment Effective
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Date and (ii) prior to the Fiscal Quarter in which the Trigger Event (as defined below) occurs and (y) 6.00:1.00, with respect to any other Test Date.

As used above, “Trigger Event” means the earliest to occur of (i) September 29, 2023 or (ii) the date that is 10 Business Days after (x) the “Closing Date” (under and as such term is defined in the HHI ASPA) or (y) the date the Lead Borrower or any of its applicable Affiliates receives the “Termination Fee” (under and as such term is defined in the HHI ASPA). For the avoidance of doubt, if a Trigger Event occurs on the last day of a Fiscal Quarter, it will be deemed to have occurred during such Fiscal Quarter.”

SECTION 2.Conditions to Effectiveness. This Fourth Amendment shall become effective on the first date on which each of the following conditions shall have been satisfied (or waived by the Lenders constituting the Required Revolving Lenders) (such date, the “Fourth Amendment Effective Date”):
(c)the Administrative Agent has received signature pages hereto from the Lead Borrower and the Revolving Lenders constituting the Required Revolving Lenders;
(a)the Administrative Agent shall have received all fees required to be paid by the Lead Borrower on or prior to such time pursuant to Section 4(a) of this Fourth Amendment or as otherwise agreed with the Administrative Agent; and
(b)the Administrative Agent shall have received all expenses required to be paid by the Lead Borrower on or prior to such time pursuant to Section 4(b) of this Fourth Amendment to the extent an invoice has been delivered to the Lead Borrower at least three Business Days prior to the Fourth Amendment Effective Date (or such shorter period as may be reasonably agreed by the Lead Borrower).
SECTION 3.Effect on the Credit Agreement and the Loan Documents. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Fourth Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Fourth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the applicable Loan Parties under the Loan Documents, in each case, as amended by this Fourth Amendment. This Fourth Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Revolving Lender shall have any obligation to extend credit to the Lead Borrower other than pursuant to the strict terms of the Credit Agreement, as specifically amended by this Fourth Amendment.
SECTION 4.Fees; Costs and Expenses.
(a)The Lead Borrower shall pay (or cause to be paid) to the Administrative Agent, for the account of each Revolving Lender consenting to this Fourth Amendment, a fee equal to 0.20% of the aggregate principal amount of the Revolving Credit Commitments (whether funded or unfunded) of such Revolving Lender as of the Fourth Amendment Effective Date. Once paid, such fees will not be refundable under any circumstances. All fees payable hereunder will be paid in immediately available funds, will not be subject to counterclaim or set-off and will be in addition to any reimbursement of any reasonable and documented out-of-pocket expenses to the extent reimbursable pursuant hereto or any other Loan Document.
(a)The Lead Borrower hereby reconfirms its obligations pursuant to Section 9.03(a) of the Credit Agreement to pay and reimburse the Administrative Agent, each Revolving Lender and their respective Affiliates for all reasonable and documented out-of-pocket costs and expenses (but limited, in the case of legal fees and expenses, to the reasonable and documented outofpocket fees, disbursements and other charges of one firm of outside counsel to all such Persons taken as a whole) incurred in

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connection with the negotiation, preparation, execution and delivery of this Fourth Amendment and all other documents and instruments delivered in connection herewith.
SECTION 5.Loan Document. This Fourth Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.Representations and Warranties. The Lead Borrower hereby represents and warrants that:
(b)on the Fourth Amendment Effective Date, both immediately prior to and after giving effect to this Fourth Amendment, no Event of Default shall have occurred and be continuing; and
(c)on the Fourth Amendment Effective Date, each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (except (I) with respect to representations and warranties expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and (II) that if any such representation or warranty contains any materiality qualifier, such representation or warranty shall be true and correct in all respects).
SECTION 7.Counterparts; Governing Law.
(d)This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Section 9.07 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.
(a)THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Sections 9.10 and 9.11 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
[Signature Pages to follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment to be duly executed and delivered by the parties hereto as of the date set forth on its signature page.
Executed as of the date first written above.
SPECTRUM BRANDS, INC.,
as the Lead Borrower
By    _________________________
Name:
Title:

[Signature Page to Fourth Amendment]

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Executed as of the date first written above.
ROYAL BANK OF CANADA,
as Administrative Agent and as a Revolving Lender
By: _________________________
Name:
Title:

[Signature Page to Fourth Amendment]

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